EXHIBIT 10.1

THIRD AMENDMENT TO THIRD AMENDED
AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is dated as of August 30, 2002, by and among AHL SERVICES, INC. (“AHL”), ARGENBRIGHT, INC. (“Argenbright”), ARGENBRIGHT HOLDINGS LIMITED (“U.S. Holdings”), ADI ALPHA HOLDING GMBH (“ADI Alpha”), TUJA ZEITARBEIT GMBH & CO. KG, INGOLSTADT, (“Tuja”), and AHL EUROPE LIMITED (“AHL Europe Limited”; together with AHL, Argenbright, U.S. Holdings, ADI Alpha and Tuja, collectively referred to as the “Borrowers”), the undersigned financial institutions listed on the signature pages hereto as Lenders, and WACHOVIA BANK, NATIONAL ASSOCIATION (formerly First Union National Bank), a national banking association (“Wachovia”), as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Lenders, the Administrative Agent and the Borrowers are parties to that certain Third Amended and Restated Credit Agreement, dated as of April 12, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement); and

WHEREAS, the Borrowers have requested that the Required Lenders and the Administrative Agent agree to amend certain provisions of the Credit Agreement as set forth herein, upon and subject to all of the terms, conditions and provisions hereof.

NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained and for TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1    AMENDMENTS TO CREDIT AGREEMENT

Subject to the satisfaction of each of the conditions precedent set forth in Section 3 of this Amendment, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree that the Credit Agreement be, and it hereby is, amended as follows:

1.1	Amendment to Section 1.1.

Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Availability Reserve” appearing therein and to substitute the following therefor:

“Availability Reserve” means $0.

1.2	Amendment to Section 2.4(g).

Section 2.4(g) of the Credit Agreement is hereby amended to delete Section 2.4(g) in its entirety and to substitute the following therefor:

(g)  Subject to adjustment from time to time by the Required Lenders with the consent of the Borrowers, the Aggregate Commitment shall be reduced by the following amounts as of the following dates: (1) on August 30, 2002, by $1,250,000; (2) on October 1, 2002, by $2,000,000; (3) on November 1, 2002, by $1,500,000 and (4) on December 1, 2002, by $4,690,000. Such reductions shall be in addition to, and not in lieu of, all other reductions of the Aggregate Commitment required to be made under the terms of this Agreement.

1.3	Amendment to Section 3.3(d).

Section 3.3(d) of the Credit Agreement is hereby amended to delete Section 3.3(d) in its entirety and to substitute the following therefor:

(d)  Amendment Fee. The Borrowers jointly and severally agree to pay to the Administrative Agent for the account of each Lender an amendment fee in the amount equal to two percent (2.00%) of such Lender’s Commitment as of the Effective Date, (1) one-half of which amendment fee shall be payable, in cash, on the Effective Date and (2) the balance of which amendment fee shall be payable, in cash, as follows: (A) 25% of such balance shall be payable on August 30, 2002and (B) 75% of such balance shall be payable on the Expiration Date.

SECTION 2    REPRESENTATIONS AND WARRANTIES

In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby represents and warrants to the Lenders that: (a) immediately prior to the effectiveness of this Amendment, all of the representations set forth in the Credit Agreement were accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, (b) after giving effect to this Amendment, all of the representations and warranties set forth in the Credit Agreement, will be accurate in all material respects as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such date, and (c) there exists no Default or Event of Default under the Credit Agreement or the Loan Documents as of the date hereof.

SECTION 3    CONDITIONS TO EFFECTIVENESS

The amendment to the Credit Agreement set forth in Section 1 of this Amendment shall be deemed to be effective on the date hereof but shall be subject to the satisfaction of each of the following conditions precedent:

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(a)  The Administrative Agent shall have received counterparts to this Amendment duly executed by the Borrowers and the Required Lenders.

(b)  The Administrative Agent shall have received such other documents as it shall have reasonably requested, in form and substance satisfactory to the Administrative Agent.

SECTION 4    MISCELLANEOUS

4.1	Ratification, Reaffirmation, Acknowledgment and Confirmation.

(a)    By its execution below, each Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent and the Security Trustee, under each Loan Document to which it, initially or by contract or operation of law (as a result of mergers, amalgamations or otherwise), is a party, (ii) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (iii) agrees that neither such ratification and reaffirmation, nor the Agents’ nor any Lenders’ solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrowers with respect to any subsequent modification, consent or waiver with respect to the Credit Agreement or other Loan Documents. The Credit Agreement and each other Loan Document is in all respects hereby ratified and confirmed and neither the execution, delivery nor effectiveness of this Amendment shall operate as a waiver of any Default or Event of Default (whether or not known to the Agents, the Security Trustee or any Lender) or any right, power or remedy of the Agents, the Security Trustee or any Lender of any provision contained in the Credit Agreement or any other Loan Document, whether as a result of any Default or Event of Default or otherwise. This Amendment shall constitute a “Loan Document” for purposes of the Credit Agreement.

(b)    By its execution below, each Borrower hereby acknowledges and confirms that (i) it does not have any grounds, and hereby agrees not to challenge (or to allege or to pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of any Agent, the Security Trustee or any of the Lenders occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectibility or enforceability of the Credit Agreement or any of the other Loan Documents, the Obligations, the Liens securing such Obligations, or any of the terms or conditions of any Loan Document and (ii) it does not possess (and hereby forever waives, remises, releases, discharges and holds harmless the Lenders, the Agents, the Security Trustee and their respective affiliates, stockholders, directors, officers, employees, attorneys, agents and representatives and each of their respective heirs, executors, administrators, successors and assigns (collectively, the “Indemnified Parties”) from and against, and agrees not to allege or pursue) any action, cause of action, suit, debt, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand and other right of action whatsoever, whether in law, equity or otherwise (which it, all those claiming by, through or under it, or its successors or assigns, have or may have) against the Indemnified Parties, or any of them, by reason of any matter, cause or thing whatsoever, with respect to events or omissions occurring or

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arising on or prior to the date hereof and relating to the Credit Agreement or any of the other Loan Documents (including, without limitation, with respect to the payment, performance, validity or enforceability of the Obligations, the Liens securing the Obligations or any or all of the terms or conditions of any Loan Document) or any transaction relating thereto.

4.2    Counterparts.  This Amendment may be executed by each party to this Amendment upon a separate copy, and in such case one counterpart of this Amendment shall consist of enough of such copies to reflect the signature of all of the parties to this Amendment. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or its terms to produce or account for more than one of such counterparts.

4.3    General.  All references to the Credit Agreement in that document or in any other Loan Document shall mean the Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Amendment does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Credit Agreement or the other Loan Documents, and, except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

4.4    Construction.  This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

4.5    Governing Law.  This Amendment shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

4.6    Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signatures appear on following pages]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.

BORROWERS:

AHL SERVICES, INC.

By:
Title:

[CORPORATE SEAL]

ARGENBRIGHT, INC.

By:
Title:

[CORPORATE SEAL]

ARGENBRIGHT HOLDINGS LIMITED

By:
Title:

[CORPORATE SEAL]

ADI ALPHA HOLDING GMBH

By:
Title:

[CORPORATE SEAL]

TUJA ZEITARBEIT GMBH & CO. KG, INGOLSTADT

By:
Title:

[CORPORATE SEAL]

AHL EUROPE LIMITED

By:
Title:

[CORPORATE SEAL]

LENDERS:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and Lender

By:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, London Branch, as European Swingline Lender

By:
Title:

SUNTRUST BANK, as Lender

By:
Title:

BANK OF AMERICA, N.A., as Lender

By:
Title:

FLEET NATIONAL BANK, as Lender

By:
Title:

DZ BANK AG DEUTSCHE ZENTRAL- GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH, as Lender

By:
Title:

THE BANK OF NOVA SCOTIA, as Lender

By:
Title:

SCOTIABANK EUROPE plc, as Lender for Revolving Loans made in Alternative Currencies, as Lender

By:
Title:

SALOMON BROTHERS HOLDING COMPANY INC., as Lender

By:
Title:

BANK ONE, NA, as Lender

By:
Title:

SOVEREIGN BANK, as Lender

By:
Title:

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE INC., as Lender

By:
Title:

MIZUHO CORPORATE BANK, LIMITED as Lender

By:
Title:

BANK LEUMI LE-ISRAEL, B.M., MIAMI AGENCY, as Lender

By:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Lender

By:
Title: